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                                                              EXHIBIT (h)(1)(c)

                                AMENDMENT NO. 3
                                      TO
                            PARTICIPATION AGREEMENT

   This Participation Agreement (the "Agreement"), dated August 31, 1999, by and among AIM VARIABLE INSURANCE FUNDS, INC. ("AVIF"), a Delaware trust, AIM DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York life insurance company ("Life Company") on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and AMERICAN GENERAL EQUITY SERVICES CORPORATION, an affiliate of Life Company and the principal underwriter of the Contracts ("Underwriter"), (collectively, the "Parties"), is hereby amended as follows:

   Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A

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
        FUNDS AVAILABLE UNDER                 SEPARATE ACCOUNTS                     CONTRACTS FUNDED BY THE
             THE POLICIES                     UTILIZING SOME OR                        SEPARATE ACCOUNTS
                                               ALL OF THE FUNDS

AIM V.I. International Growth Fund -   The United States Life Insurance .   Platinum Investor Flexible Premium
Class I shares........................ Company in the City of New York      Variable Life Insurance Policy
                                       Separate Account USL VL-R            Policy Form No. 97600N

AIM V.I. Premier Equity Fund - Class I                                  .   Platinum Investor Survivor Last Survivor
shares................................                                      Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            Policy Form No. 99206N

                                                                        .   Platinum Investor PLUS Flexible
                                                                            Premium Variable Life Insurance Policy
                                                                            Policy Form No. 02600N

                                                                        .   Platinum Investor Survivor II Flexible
                                                                            Premium Variable Life Insurance Policy
                                                                            Policy Form No. 01206N

                                                                        .   Platinum Investor III Flexible Premium
                                                                            Variable Life Insurance Policy
                                                                            Policy Form No. 00600N

                                       The United States Life Insurance .   Platinum Investor IVA Immediate
                                       Company in the City of New York      Variable Annuity Policy
                                       Separate Account USL VA-R            Contract Form No. ______N
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   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

EFFECTIVE DATE: ______________

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
                                              AIM VARIABLE INSURANCE FUNDS

Attest:                                       By:
        ----------------------------------           ----------------------------------
Name:                                         Name:
        ----------------------------------           ----------------------------------
Title:                                        Title:
        ----------------------------------           ----------------------------------
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
                                              AIM DISTRIBUTORS, INC.

Attest:                                       By:
        ----------------------------------           ----------------------------------
Name:                                         Name:
        ----------------------------------           ----------------------------------
Title:                                        Title:
        ----------------------------------           ----------------------------------
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
                                              THE UNITED STATES LIFE INSURANCE
                                              COMPANY IN THE CITY OF NEW YORK

Attest:                                       By:
        ----------------------------------           ----------------------------------
Name:                                         Name:
        ----------------------------------           ----------------------------------
Title:                                        Title:
        ----------------------------------           ----------------------------------
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
                                              AMERICAN GENERAL EQUITY SERVICES
                                              CORPORATION

Attest:                                       By:
        ----------------------------------           ----------------------------------
Name:                                         Name:
        ----------------------------------           ----------------------------------
Title:                                        Title:
        ----------------------------------           ----------------------------------
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